UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2017

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

FORWARD-LOOKING STATEMENTS

This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K, as amended from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) changes in customer preferences or information technology systems; (12) effects of critical accounting policies and judgments; (13) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (14) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (15) ability to maintain favorable ratings from rating agencies; (16) failure of models or risk management systems or controls; (17) fluctuation of Fifth Third’s stock price; (18) ability to attract and retain key personnel; (19) ability to receive dividends from its subsidiaries; (20) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (21) declines in the value of Fifth Third’s goodwill or other intangible assets; (22) effects of accounting or financial results of one or more acquired entities; (23) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv Holding, LLC; (24) loss of income from any sale or potential sale of businesses; (25) difficulties in separating the operations of any branches or other assets divested; (26) losses or adverse impacts on the carrying values of branches and long-lived assets in connection with their sales or anticipated sales; (27) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (28) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (29) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Item 8.01 Other Events

Offering of Senior Notes. On June 15, 2017, Fifth Third closed the sale of $700,000,000 in principal amount of its 2.600% Senior Notes due 2022 (the “Senior Notes Offering”). The net proceeds from the Senior Notes Offering after underwriting discounts and estimated expenses to be paid by Fifth Third totaled approximately $696,564,393.

On June 12, 2017, Fifth Third entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, and Fifth Third Securities, Inc. for the Senior Notes Offering. On June 15, 2017, Fifth Third entered into a Supplemental Indenture with Wilmington Trust Company, as Trustee, which modifies the existing Indenture for Senior Debt Securities dated as of April 30, 2008 between Fifth Third and the Trustee. The Supplemental Indenture and the Indenture define the rights of the 2.600% Senior Notes due 2022 (the “Senior Notes”), which Senior Notes are represented by a Global Security dated as of June 15, 2017.

The Senior Notes Offering is described in Fifth Third’s prospectus supplement dated June 12, 2017, together with the related prospectus dated March 28, 2016, filed with the Securities and Exchange Commission under Rule 424(b) on June 14, 2017.

The Underwriting Agreement, the Supplemental Indenture and the Global Security representing the Senior Notes contain various representations, warranties and agreements by Fifth Third, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. The descriptions of the Underwriting Agreement, the Supplemental Indenture and the Global Security, and other documents relating to this transaction do not purport to be complete and are qualified in their entirety by reference to the full text of such securities and documents, forms or copies of which are attached hereto as exhibits and incorporated herein by reference.

*****************

The Senior Notes sold in the Senior Notes Offering were registered by Fifth Third pursuant to an automatic shelf registration statement on Form S-3 (SEC File No. 333-210429) filed with the Securities and Exchange Commission on March 28, 2016.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibits below relate to Registration Number 333-210429 on Form S-3 of Fifth Third Bancorp and are filed herewith for incorporation by reference in such Registration Statement:

1.1 – Underwriting Agreement dated as of June 12, 2017 among Fifth Third Bancorp and Morgan Stanley & Co. LLC , Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, and Fifth Third Securities, Inc.1

4.1 – Fifth Supplemental Indenture dated as of June 15, 2017 between Fifth Third Bancorp and Wilmington Trust Company, as Trustee, to the Indenture for Senior Debt Securities dated as of April 30, 2008 between Fifth Third Bancorp and the Trustee.1

4.2 –Form of 2.600% Senior Notes due 2022.1

5.1 – Opinion of Graydon Head & Ritchey LLP regarding legality of the 2.600% Senior Notes due 2022.1

5.2 – Opinion of H. Samuel Lind, Associate General Counsel, regarding legality of the 2.600% Senior Notes due 2022.1

23.1 – Consent of Graydon Head & Ritchey LLP (included in opinion filed as Exhibit 5.1).1

23.2 – Consent of H. Samuel Lind, Associate General Counsel (included in opinion filed as Exhibit 5.2).1

[1]	Previously filed on June 15, 2017 with the initial Form 8-K to which this Amendment relates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

June 15, 2017	/s/ JAMES C. LEONARD
James C. Leonard
Executive Vice President and Treasurer